Exhibit 99.1
FOR IMMEDIATE RELEASE
Optelecom-NKF Reports Second Quarter 2007 Results
GERMANTOWN, MD/July 31, 2007/PRNewswire-FirstCall — Optelecom-NKF, Inc. (NASDAQ: OPTC), a leading global producer of advanced IP-video solutions, today announced results for its second quarter of 2007.
Revenues for the quarter totaled $9.2 million, an increase of 2% compared to revenues of $9.0 million for the same quarter last year. Gross profit was $5.5 million, or 60% of revenues, for the three months ended June 30, 2007. This compares to $4.8 million, or 54% of revenues, for the same quarter a year earlier.
The Company reported a loss of $305 thousand before taxes for its second quarter, compared with a loss of $277 thousand before taxes for the same period last year. The net loss was $217 thousand, or $(0.06) per diluted share, compared with a net loss of $176 thousand, or $(0.05) per diluted share, one year earlier. Results for the quarter included share-based compensation expense of $258 thousand, or $(0.07) per share compared to share-based compensation of $268 thousand, or $(0.08) one year earlier.
“In March we implemented a restructuring plan to consolidate, realign, and streamline our management and business organization. These changes have helped us maintain strong gross margins and given us additional flexibility to direct resources, both human and financial, to areas where we believe they will have the greatest impact. As a result, we intensified our sales and marketing efforts, adding sales positions and significantly increasing our trade show presence,” said Edmund Ludwig, Optelecom-NKF’s President and CEO.
“While I am not satisfied with our results, we did see an upturn, sequentially, in sales from our North American region. This is an indication that our expanded sales force is beginning to have a positive impact.”
“During the quarter we demonstrated our ability to innovate new technologies. We announced a patent for an optical position encoder that highlighted our ability to deliver leading edge technology to the defense industry. We also added to our IP-video product portfolio with the introduction of our S-44 (for the Security and Surveillance market) and C-44 (for the Intelligent Transportation market) four-channel MPEG-4 video encoders and decoders.”
“The rapid transition to video solutions based on IP network technology continues. We are positioning Optelecom-NKF to benefit from this market shift by offering a strong and growing video IP solutions suite, a comprehensive fiber product line, and by expanding our sales channels. We are taking the steps necessary to reach and maintain sustainable profitability and to successfully grow our business.”
Optelecom-NKF President and CEO Edmund Ludwig will lead a conference call to discuss second quarter 2007 results at 10:00 a.m. Eastern Time, Wednesday, August 1, 2007.

Interested parties are welcome to call 866-831-6272 (International Dial In: 617-213-8859) and request the “Optelecom-NKF earnings conference call” shortly before the designated start time. The telephone conference call will feature a question and answer segment with management. For those parties unable to participate in the live conference call, a replay will be available from noon following the teleconference until August 8, 2007. Those wishing to listen to the replay should call 888-286-8010 (International Dial In: 617-801-6888) and enter reservation number 56464477 when prompted.
The call is being web cast and can be accessed at www.earnings.com.
About Optelecom-NKF, Inc.
Optelecom-NKF, Inc., is a global supplier of network video equipment, including video servers, Ethernet switches, fiber optic systems, and video management software. It delivers solutions for traffic management and security in airports, seaports, public transport, public space, industry parks, and buildings.
Founded in 1972, the Company’s R&D centers have accumulated extensive knowledge of fiber optic and IP/Ethernet network technologies. Optelecom-NKF supplies top-quality equipment and is committed to providing its customers with expert technical advice and support. All products are developed and tested for LAN and WAN applications.
Optelecom-NKF has offices in the US, the Netherlands, France, Spain, the UK, and Singapore, and expertise centers in the US and Europe.
Forward-Looking Statements
The statements contained in this release, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include, among others: the ability of the Company to realize the anticipated results of the organizational restructuring plan; the ability of the Company to develop and market products and communication solutions for the video surveillance, transportation, and business video markets; lack of reliable vendors, service providers, and outside products; unforeseen changes in competing technologies and products; worldwide economic variances; poor or delayed research and development results; and disparities between forecast and realized sales results. Other important factors that could cause actual results to differ materially are included but are not limited to those listed in Optelecom-NKF’s periodic reports and registration statements filed with the Securities and Exchange Commission. Optelecom-NKF does not assume any obligation to update information concerning its expectations.

OPTELECOM-NKF, INC.
CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30, 2007 and DECEMBER 31, 2006
(Dollars in Thousands)

	2007	2006
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$4,052	$3,571
Accounts and contracts receivable, net	6,758	9,222
Inventories, net	5,977	5,759
Deferred tax asset—current	671	905
Prepaid expenses and other current assets	955	1,047

Total current assets	18,413	20,504

Property and equipment	2,659	2,488
Deferred tax asset—non-current	1,926	1,284
Goodwill	13,960	13,678
Intangible assets, net	7,916	8,124
Other assets	188	196

TOTAL ASSETS	$45,062	$46,274

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$2,978	$3,371
Accrued payroll	1,145	2,105
Bank line of credit	1,767	800
Current portion of notes payable	1,525	1,548
Taxes payable	357	577
Accrued warranty reserve	348	431
Commissions payable	273	220
Current portion of capitalized leases	71	71
Other current liabilities	895	1,375

Total current liabilities	9,359	10,498

Notes payable	14,087	14,650
Deferred tax liability	2,063	2,102
Interest payable	899	788
Capitalized leases	10	45
Other liabilities	253	248

Total liabilities	26,671	28,331

STOCKHOLDERS’ EQUITY

Common stock	106	105

Additional paid-in capital	14,990	14,497
Accumulated other comprehensive income	998	570
Treasury stock, at cost	(1,265)	(1,265)
Retained earnings	3,562	4,036

Total stockholders’ equity	18,391	17,943

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$45,062	$46,274

OPTELECOM-NKF, INC.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED JUNE 30,
(Dollars in Thousands, Except Per Share Amounts)

	2007	2006
Revenues	$9,191	$8,987
Cost of goods sold	3,643	4,159

Gross profit	5,548	4,828

Operating expenses:
Sales and marketing	2,654	2,085
Engineering	1,164	1,198
General and administrative	1,568	1,356
Amortization of intangibles	188	175

Total operating expenses	5,574	4,814

(Loss) income from operations	(26)	14
Other expense, net	279	291

Loss before income taxes	(305)	(277)
Benefit for income taxes	(88)	(101)

Net loss	$(217)	$(176)

Basic loss per share	$(0.06)	$(0.05)

Diluted loss per share	$(0.06)	$(0.05)

Weighted average common shares outstanding—basic	3,521	3,446

Weighted average common shares outstanding—diluted	3,521	3,446

Net loss	$(217)	$(176)
Foreign currency translation	256	930

Comprehensive income	$39	$754

OPTELECOM-NKF, INC.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30,
(Dollars in Thousands, Except Per Share Amounts)

	2007	2006
Revenues	$18,026	$18,502
Cost of goods sold	7,565	8,023

Gross profit	10,461	10,479

Operating expenses:
Sales and marketing	4,711	3,996
Engineering	2,540	2,352
General and administrative	2,916	2,676
Amortization of intangibles	371	272

Total operating expenses	10,538	9,296

(Loss) income from operations	(77)	1,183
Other expense, net	603	597

(Loss) income before income taxes	(680)	586
(Benefit) provision for income taxes	(206)	198

Net (loss) income	$(474)	$388

Basic (loss) earnings per share	$(0.14)	$0.11

Diluted (loss) earnings per share	$(0.14)	$0.11

Weighted average common shares outstanding—basic	3,495	3,396

Weighted average common shares outstanding—diluted	3,495	3,594

Net (loss) income	$(474)	$388
Foreign currency translation	428	1,236

Comprehensive (loss) income	$(46)	$1,624